                                     MERIT ADVISORS INVESTMENT TRUST II

MERIT HIGH YIELD FUND II

NO LOAD SHARES

SUPPLEMENT

Dated January 4, 2005

To Prospectus  and Statement of Additional Information

Dated June 23, 2004

This Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated June 23, 2004 for the No Load Shares of the Merit High Yield Fund II (“Fund”), a series of Merit Advisors Investment Trust II(“Trust”), updates the Prospectus and SAI to revise the information as described below.  For further information, please contact the Fund toll-free at 1-877-556-3730.  You may also obtain additional copies of the Fund’s Prospectus, free of charge, by writing to the Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha Nebraska 68137, or by calling the Fund toll-free at the number above.

References to the toll free number, 1-800-773-3863, are replaced throughout the Prospectus and SAI with 1-877-556-3730.

The address of the Fund throughout the Prospectus and SAI is changed from 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 to 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

All references to “The Nottingham Company” and “NC Shareholder Services, LLC” as the Fund’s Administrator and Transfer Agent, respectively, are replaced with “Gemini Fund Services, LLC” throughout the Prospectus and SAI.

All references to “Capital Investment Group, Inc.” as the Fund’s Distributor are replaced with “Aquarius Fund Distributors, LLC” throughout the Prospectus and SAI.

Wire instructions in the section of the Prospectus entitled “Bank Wire Purchases” are replaced with:

First National Bank of Omaha

ABA#:  104000016

For Credit to:  Merit High Yield Fund II(No Load)

DDA# 110191061

FBO:  Merit High Yield Fund II (No Load)

    Name/Title on the Account/Account Number

The fax number 252-972-1908 is replaced with 402-963-9094 throughout the Prospectus.

The Internet address of the Funds is changed from www.ncfunds.com to www.geminifundservices.com throughout the Prospectus.

The e-mail address referenced in the Prospectus, info@ncfunds.com, is deleted in its entirety.

The section entitled “Administrator” in the SAI is replaced in its entirety with:

The Administrator for the Trust is Gemini Fund Services, LLC, (the "Administrator"), which has its principal office at the Hauppauge Corporate Center, 150 Motor Parkway, Suite 205, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Trust, the Administrator provides administrative services to the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board of Trustees or the Administrator on ninety days' written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator the Fund pays the Administrator a minimum fee of $40,000 or 10 basis points on assets up to $100 million, 8 basis points on assets greater than $100 million and less than $250 million and 6 basis points on assets greater than $250 million. The Fund also pays the Administrator for any out-of-pocket expenses.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant a base fee of $24,000 and $6,000 for each additional class plus 2 basis points on assets in excess of $25 million and less than $100 million and 1 basis point on all assets greater than $100 million. The Funds also pay the Fund Accountant for any out-of-pocket expenses.

The section entitled “Transfer Agent” in the SAI is replaced in its entirety with:

Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Trust dated December 7, 2004. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

The section entitled “Distributor” in the SAI is replaced in its entirety with:

The Fund has entered into a distribution agreement with Aquarius Fund Distributors, LLC. Aquarius Fund Distributors, LLC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.  Aquarius Fund Distributors, LLC is located at 4020 South 147th  Street, Omaha, NE 68137.

The section entitled “Custodian” in the SAI is replaced in its entirety with:

Bank of New York (“BONY”) serves as the custodian of the Fund's assets pursuant to a Custodian Contract by and between BONY and the Trust.  BONY’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custodian Contract, BONY also provides certain accounting and pricing services to the Fund; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund. The Fund may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.  BONY’s principal place of business is 15 Broad Street, 7th Floor, New York, New York 10286.

Investors Should Retain This Supplement for Future Reference